UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐ Definitive Information Statement

CEETOP INC.

(Name of Registrant as Specified In Its Charter)

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SCHEDULE 14C INFORMATION
Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934 as amended

CEETOP INC.

A2803, Lianhe Guangchang, 5022 Binhe Dadao

Futian District, Shenzhen, China 518026

Telephone: (86-755) 3336-6628

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Ceetop Inc., an Oregon Corporation (the “Company”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. We are sending you this Information Statement to notify you that on or about August 8, 2018, the Stockholders holding a majority of our Common Stock (the “Majority Stockholders”) approved the following actions (the “Corporate Actions”) by written consent in lieu of a meeting of Stockholders: An amendment to the Company’s Articles of Incorporation to change the name of the Company to S.Q. Hydrogen Power Inc.

As described in this Information Statement, the Majority Stockholders, collectively owning 24,963,561 shares of Common Stock, representing approximately 56% of the 44,596,631 total issued and outstanding shares of Common Stock of the Company as of August 8, 2018 (the “Record Date”), approved the Corporate Actions by written consent in lieu of a meeting of Stockholders. Our Board of Directors ratified the foregoing Corporate Actions by written consent on August 7, 2018.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Oregon corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Corporate Actions will not become effective before a date which is twenty (20) calendar days after this Information Statement is first mailed to Stockholders. The Information Statement is being mailed on or about -------------, 2018, to Stockholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By order of the Board of Directors of

CEETOP INC.

Date: October 10, 2018	/s/ Weiliang Liu
	By:	Weiliang Liu – CEO, President, Secretary and Director

GENERAL INFORMATION

This Information Statement is being first mailed on or about October --, 2018, to stockholders of the Company by the Board of Directors of the Company (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the holders of the majority of our Common Stock.  Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S NAME CHANGE.

The entire cost of furnishing this Information Statement will be borne by the Company.

OUTSTANDING VOTING SECURITIES

The Company is currently authorized to issue up to one hundred million (100,000,000) shares of Common Stock, and 3,558,046 shares of preferred stock. As of the Record Date, we had 44,596,631 shares of Common Stock issued and outstanding held of record by approximately ---- Stockholders, and no shares of preferred stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the Record Date, by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of the Record Date, there were 44,596,631 common shares and 0 preferred shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
Weilang Liu (3)	Common	1,321,090	2.96%
Shengming Jia (4)	Common	610,000	1.47%
Jessie Wong	Common	4,039,500	9.06%
CYH Capital LLC	Common	4,039,500	9.06%
Du Guihua	Common	2,327,005	5.21%
Hoaxiang Liu	Common	2,961,634	6.64%
Weikang Zhu	Common	2,500,000	5.61%
Tingfa Lou	Common	3,000,000	6.73%
All Officers and Directors as a Group	Common	1,931,090	4.33%

(1) The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

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(2) Based on 44,596,631 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days as of the Record Date.

(3) Weilang Liu is the Company’s President, CEO, Secretary and Chairman of the Board of Directors.

(4) Shengming Jia is the Company’s CFO.

AMENDMENT TO COMPANY’S RESTATED ARTICLES OF INCORPORATION TO
CHANGE THE COMPANY’S NAME TO CEETOP, INC.

The Board of Directors of the Company has adopted a resolution to change the name of the corporation from “Ceetop Inc.” to “S.Q. Hydrogen Power Inc.” (the “Corporate Name Change”). As stated above, the holders of shares representing a majority of the voting securities of the Company have given their written consent to the Corporate Name Change.

The Corporate Name Change has been approved because Board of Directors believes the new name better represents the Company’s potential shift in business focus, although no definitive plans have been agreed to, and there are no guarantees that any such plans shall ever come to fruition.

The Company shall file the Articles of Amendment with the Secretary of State of Oregon. Article 1 to the Articles of Incorporation, as amended, currently states as follows:

Article 1. The name of the Corporation is China Ceetop.com Inc.

The proposed amendment to Article I of the Company’s Articles of Incorporation, as amended, shall state as follows:

Article 1. The Name of the Corporation is S.Q. Hydrogen Power Inc.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

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WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2017, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2017, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2017, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities have not complied with all Section 16(a) filing requirements.

Code of Ethics

We have not adopted a formal code of ethics. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Audit Committee

We are not required to have, and we do not have an Audit Committee. The Company’s sole director performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors’ independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Related Party Transactions and Director Independence

Currently, there are no contemplated transactions that the Company may enter into with our officers, directors or affiliates. If any such transactions are contemplated, we will file such disclosure in a timely manner with the Commission on the proper form so that any such transaction is available for the public to view.

The Company has no formal written employment agreement or other contracts with our current officers and director and there is no assurance that the services to be provided by them will be available for any specific length of time in the future. The amounts of compensation and other terms of any full time employment arrangements would be determined, if and when, such arrangements become necessary.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to our executive officers during the years ended December 31, 2017 and 2016.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compens-ation ($)	Total ($)
Weiliang Liu	2017	18,365	0	64,277	0	0	0	0	82,642
President, CEO, and Director	2016	17,298	0	60,545	0	0	0	0	77,843
Shengming Jia (2)	2017	18,365	0	0	0	0	0	0	18,365
CFO	2016	17,298	0	0	0	0	0	0	17,298

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

There are no current outstanding equity awards to our executive officers as of December 31, 2011.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

Weiliang Liu, the sole Director of the Company, receives no extra compensation for his services on our Board of Directors.

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PROPOSALS BY SECURITY HOLDERS

Not Applicable.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Information is to be mailed.

APPENDIX

Appendix A – Proposed Articles of Amendment to Articles of Incorporation

By order of the Board of Directors,

Date: October 10, 2018	/s/ Weiliang Liu
Weiliang Liu
Chairman and Sole Member of Board of Directors

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